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                                                                    EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER OF
                       FIRST FORTIS LIFE INSURANCE COMPANY
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the quarterly report of First Fortis Life Insurance Company (the "Company") on Form 10-Q for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Ranell Jacobson, Treasurer (Chief Financial Officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 12, 2004

                                           /s/ Ranell Jacobson
                                         -------------------------------------
                                           Ranell Jacobson
                                           Treasurer
                                           (Chief Financial Officer)

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